UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2011 (May 19, 2011)

LIZ CLAIBORNE, INC.

 (Exact name of registrant as specified in its charter)

Delaware	1-10689	13-2842791
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1441 Broadway, New York, New York,	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 354-4900

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e)  At the 2011 Annual Meeting of Stockholders of Liz Claiborne , Inc. (the “Company”) held on May 19, 2011 (the “Annual Meeting”), the stockholders of the Company approved the Liz Claiborne, Inc. 2011 Stock Incentive Plan (the “2011 Plan”).

General Description of the 2011 Plan

Awards.    The 2011 Plan authorizes the grants of non-qualified stock options (“NQOs”), incentive stock options (“ISOs”), stock appreciation rights (“SARs”), shares of restricted stock, restricted stock units, shares of unrestricted stock and performance shares (collectively, NQOs, ISOs, SARs, restricted stock, restricted stock units, unrestricted stock and performance shares are referred to as “Awards”). Under the 2011 Plan, the Company may deliver authorized but unissued shares of Stock, treasury shares of Stock, and shares of Stock acquired by the Company for the purposes of the 2011 Plan.

Maximum Number of Shares.    A maximum of 3,000,000 shares of Stock are available for grants pursuant to Awards under the 2011 Plan; of those, no more than 1,500,000 shares may be awarded pursuant to grants of restricted stock, restricted stock units, unrestricted stock and performance shares. The maximum number of shares of Stock with respect to which any individual may be granted Awards during any one calendar year is 1,000,000 shares. In addition, a non-employee director may not be granted Awards in any calendar year that, in the aggregate, result in the Company recognizing an expense in excess of $150,000 in connection with the grant of such awards. But the annual retainer paid to a director of the Company is not included in this limit, even if the retainer is paid with awards under the 2011 Plan.

The following rules apply to the computation of the number of shares available under the 2011 Plan:

•  The following shares of Stock shall again become available for Awards: any shares subject to an Award that remain unissued upon the cancellation or termination of the Award for any reason; any shares of restricted stock that are forfeited, provided that any dividends paid on such shares are also forfeited; and any shares in respect of which a stock appreciation right or a performance share award is settled for cash.

•  A SAR settled in shares of Stock will reduce the number of shares available for grant by the number of shares subject to the SAR, even though fewer shares were issued in settlement of the SAR.

•  Each stock option and stock appreciation right will reduce the number of shares available for grant by one share for every share subject to the award, and each other type of award will reduce the number of shares available for grant by 1.6 shares for every share subject to the award.

•  In addition, any remaining shares available (or subsequently forfeited or not issued under outstanding awards) under the stockholder approved Liz Claiborne, Inc, 2002 Stock Incentive Plan and the stockholder approved Liz Claiborne 2005 Stock Incentive Plan (and shares that would have been forfeited) are also available for award under the 2011 plan and subject to its provisions.

Administration.    The 2011 Plan is administered by the Compensation Committee of the Board of Directors, or such other committee or subcommittee of the Board of Directors as the Board of Directors appoints or as is formed by abstention or recusal of one or more members of the Compensation Committee (the “Committee”). The Committee will consist of at least two individuals, both of whom meet the definition of an “outside director” (within the meaning of Section 162(m) of the Internal Revenue Code (the “Code”)) and a “non-employee director” (as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934). However, Awards under the Plan will not be invalidated if the Committee includes members who do not meet such definitions. If the Committee does not exist, or for any other reason determined by the Board of Directors, the Board of Directors may act as the Committee. The Committee or the Board of Directors may delegate to one or more officers of the Company the authority to designate the individuals (from among those eligible to receive Awards, other than such officer(s) themselves) who will receive Awards under the Plan, to the fullest extent permitted by the Delaware General Corporation Law (or any successor provision thereto), provided that the Committee shall itself grant all Awards to those individuals who could reasonably be considered to be subject to the insider trading provisions of Section 16 of the 1934 Act or whose Awards could reasonably be expected to be subject to the deduction limitations of Section 162(m) of the Code. The Committee determines the key persons who will receive Awards, the type of Awards granted, and the number of shares subject to each Award. The Committee also determines the exercise price, expiration dates and other material features of Awards. The Committee has the authority to interpret and construe any provision of the 2011 Plan and to adopt such rules and regulations for administering the 2011 Plan as it deems necessary or appropriate. All decisions and determinations of the Committee are final and binding on all parties. No member of the Committee shall be liable for any action or determination made in good faith with respect to the 2011 Plan or any Award.

Eligibility.    Officers, non-employee directors, and executives, managerial, professional or administrative employees of, and consultants to, the Company, its subsidiaries and its joint ventures, as the Committee in its sole discretion shall select, are eligible to receive Awards under the 2011 Plan.

Termination of Plan.    No performance share or other Award that is conditioned upon the achievement of performance goals may be granted under the 2011 Plan more than five years after the Board’s adoption of the 2011 Plan and no Award that involves the issuance of Stock may be granted more than ten years after the Board’s adoption of the 2011 Plan.

Power to Amend.    The Board of Directors may, at any time, suspend or discontinue the 2011 Plan or revise or amend it in any respect whatsoever. However, no amendment shall be effective without the approval of the stockholders of the Company if it would increase the number of shares of Stock available for issuance under the 2011 Plan, materially increase the benefits under the 2011 Plan or if required by the stock exchange rules or if the Board determines that stockholder approval is necessary and appropriate so that Awards under the 2011 Plan may comply with Sections 422 or 162(m) of the Code. The Committee may, in its sole discretion, without amending the 2011 Plan, amend any Award to (i) accelerate the date on which any option or SAR becomes exercisable or otherwise adjust any of the terms of such option or SAR, (ii) accelerate the date on which any Award vests, (iii) waive any condition imposed with respect to any Award, or (iv) otherwise adjust any of the terms of any Award; provided, however, that no such amendment may directly or indirectly lower the exercise price of an option or SAR granted under the 2011 Plan. No amendment or modification to the 2011 Plan or any Award may reduce the grantee’s rights under any previously granted and outstanding Award without the consent of the grantee, except to the extent that the Board of Directors determines that such amendment is necessary or appropriate to prevent such Awards from being subject to the deduction limit of Section 162(m) of the Code or from being subject to tax under Section 409A of the Code.

The preceding description of the 2011 Plan is qualified in its entirety by reference to the full text of the 2011 Plan.  The 2011 Plan was filed as Exhibit A to the Company 2011 Proxy Statement, and the terms thereof are incorporated herein by reference.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 19, 2011, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”) in New York, New York. Of the 94,571,883 shares of Common Stock outstanding and entitled to vote at the Annual Meeting as of March 22, 2011, the record date, the holders of record of 84,211,625 shares Common Stock were present, in person or by proxy, and entitled to vote at the Annual Meeting, constituting a quorum. The matters considered and voted on by the Company’s stockholders at the Annual Meeting and the vote cast for or withheld, the number of abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below:

(i)  stockholders elected the following nominees to the Company’s Board of Directors, to serve until the 2012 annual meeting of stockholders or until their respective successors are duly elected and qualified:

	Number of	Votes			Broker
Name	Shares Voted	For	Withheld	Abstain	Non-Votes
Bernard W. Aronson	72,135,970	71,386,753	676,513	72,704	12,075,655
Lawrence S. Benjamin	72,135,969	71,244,094	815,247	76,628	12,075,656
Raul J. Fernandez	72,135,969	43,834,297	28,226,541	75,131	12,075,656
Kenneth B. Gilman	72,135,970	71,375,891	684,382	75,697	12,075,655
Nancy J. Karch	72,135,969	70,230,788	1,825,386	79,795	12,075,656
Kenneth P. Kopelman	72,135,969	44,383,316	27,671,554	81,099	12,075,656
Kay Koplovitz	72,135,969	71,445,814	607,367	82,788	12,075,656
Arthur C. Martinez	72,135,970	42,591,851	29,469,511	74,608	12,075,655
William L. McComb	72,135,970	71,410,217	657,527	68,226	12,075,655
Doreen A. Toben	72,135,970	55,734,171	16,325,171	76,628	12,075,655

(ii)  stockholders approved the advisory (non-binding) resolution relating to executive compensation:

	Votes
Number of Shares Voted	For	Withheld	Abstain	Broker Non-Votes
72,135,969	42,093,506	29,975,083	67,380	12,075,656

(iii)  stockholders determined to hold  future advisory  (non-binding) votes on executive compensation annually:

	Votes
Number of Shares Voted	1 year	2 years	3 years	Abstain	Broker Non-Votes
72,135,969	70,580,943	225,690	1,140,231	189,105	12,075,656

(iv) stockholders approved the Liz Claiborne, Inc. 2011 Stock Incentive Plan:

	Votes
Number of Shares Voted	For	Withheld	Abstain	Broker Non-Votes
72,135,970	66,866,804	3,772,472	1,496,694	12,075,655

(v) stockholders approved the issuance of 20% or more of the Company’s common stock upon conversion of the 6% convertible notes issued in June 2009:

	Votes
Number of Shares Voted	For	Withheld	Abstain	Broker Non-Votes
72,135,969	69,186,841	1,407,585	1,541,543	12,075,656

(vi) stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2011 fiscal year:

	Votes
Number of Shares Voted	For	Withheld	Abstain	Broker Non-Votes
84,211,625	83,732,900	376,020	102,705	0

and (vii)  stockholders approved a stockholder proposal concerning stockholder action by written consent, as described in the Proxy Statement.

	Votes
Number of Shares Voted	For	Withheld	Abstain	Broker Non-Votes
72,135,969	47,155,497	23,095,803	1,884,669	12,075,656

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

Exhibit No.	Description
10.1	The Liz Claiborne, Inc. 2011 Stock Incentive Plan is incorporated herein by reference to Exhibit A to Definitive Proxy Statement for the 2011 Annual Meeting of the Registrant filed April 7, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIZ CLAIBORNE, INC.

Date: May 23, 2011	By:	/s/ Nicholas Rubino
	Name:	Nicholas Rubino
	Title:	Senior Vice President, Chief Legal Officer, General Counsel and Secretary